Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
March 31, 2022

Table of Contents

GAAP-Basis Financial Information:
4-Year Summary of Results	2
Consolidated Results of Operations	3
Consolidated Statement of Condition	5
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis	6
Investment Portfolio Holdings by Asset Class	7
Investment Portfolio Non-U.S. Investments	9
Assets Under Custody and/or Administration	10
Assets Under Management	11
Industry Flow Data by Asset Class	12
Line of Business Information	13
Allowance for Credit Losses	14

Non-GAAP Financial Information:
Reconciliations of Non-GAAP Financial Information	15
Reconciliation of Pre-tax Margin Excluding Notable Items	18
Reconciliations of Constant Currency FX Impacts	19

Capital:
Reconciliation of Tangible Common Equity Ratio	20
Regulatory Capital	21

This financial information should be read in conjunction with State Street's news release dated April 14, 2022.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
4-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2018	2019	2020	2021
Year ended December 31:
Total fee revenue	$9,454	$9,147	$9,499	$10,012
Net interest income	2,671	2,566	2,200	1,905
Other income	6	43	4	110
Total revenue	12,131	11,756	11,703	12,027
Provision for credit losses	15	10	88	(33)
Total expenses	9,015	9,034	8,716	8,889
Income before income tax expense	3,101	2,712	2,899	3,171
Income tax expense	508	470	479	478
Net income	2,593	2,242	2,420	2,693
Net income available to common shareholders	$2,404	$2,009	$2,257	$2,572
Per common share:
Diluted earnings per common share	$6.39	$5.38	$6.32	$7.19
Average diluted common shares outstanding (in thousands)	376,476	373,666	357,106	357,962
Cash dividends declared per common share	$1.78	$1.98	$2.08	$2.18
Closing price per share of common stock (at year end)	63.07	79.10	72.78	93.00
Average balance sheet:
Investment securities	$88,070	$91,768	$109,175	$111,730
Total assets	223,385	223,334	269,334	299,743
Total deposits	161,408	158,262	193,225	235,404
Ratios and other metrics:
Return on average common equity	12.1%	9.4%	10.0%	10.7%
Pre-tax margin	25.6	23.1	24.8	26.4
Pre-tax margin, excluding notable items(1)	28.8	25.8	26.3	27.6
Net interest margin, fully taxable-equivalent basis	1.47	1.42	0.97	0.74
Common equity tier 1 ratio(2)(3)(4)	11.7	11.7	12.3	14.3
Tier 1 capital ratio(2)(3)(4)	15.5	14.5	14.4	16.1
Total capital ratio(2)(3)(4)	16.3	15.6	15.3	17.5
Tier 1 leverage ratio(2)(3)	7.2	6.9	6.4	6.1
Supplementary leverage ratio(2)(3)	6.3	6.1	8.1	7.4
Assets under custody and/or administration (in trillions)	$31.62	$34.36	$38.79	$43.68
Assets under management (in trillions)	2.51	3.12	3.47	4.14

(1) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(2) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers. We did not revise previously-filed reported capital metrics and ratios.

(3) Under the applicable bank regulatory rules, we are not required to and, accordingly, did not revise previously-filed reported capital metrics and ratios following the change in accounting for LIHTC.

(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q21	2Q21	3Q21	4Q21	1Q22	1Q22 vs. 1Q21	1Q22 vs. 4Q21
Fee revenue:
Back office servicing fees	$1,266	$1,290	$1,289	$1,272	$1,268	0.2%	(0.3)%
Middle office services	103	104	102	105	100	(2.9)	(4.8)
Servicing fees	1,369	1,394	1,391	1,377	1,368	(0.1)	(0.7)
Management fees	493	504	526	530	520	5.5	(1.9)
Foreign exchange trading services	346	286	279	300	359	3.8	19.7
Securities finance	99	109	106	102	96	(3.0)	(5.9)
Front office software and data	96	148	116	124	138	43.8	11.3
Lending related and other fees	64	63	64	63	63	(1.6)	—
Software and processing fees	160	211	180	187	201	25.6	7.5
Other fee revenue	16	10	22	15	29	81.3	93.3
Total fee revenue	2,483	2,514	2,504	2,511	2,573	3.6	2.5
Net interest income:
Interest income	471	467	487	483	521	10.6	7.9
Interest expense	4	—	—	(1)	12	nm	nm
Net interest income	467	467	487	484	509	9.0	5.2
Other income:
Gains (losses) related to investment securities, net	—	—	(1)	58	(1)	nm	nm
Other income	—	53	—	—	—	—	—
Total other income	—	53	(1)	58	(1)	nm	nm
Total revenue	2,950	3,034	2,990	3,053	3,081	4.4	0.9
Provision for credit losses	(9)	(15)	(2)	(7)	—	nm	nm
Expenses:
Compensation and employee benefits	1,242	1,077	1,054	1,181	1,232	(0.8)	4.3
Information systems and communications	421	398	406	436	423	0.5	(3.0)
Transaction processing services	270	263	253	238	264	(2.2)	10.9
Occupancy	109	100	102	133	95	(12.8)	(28.6)
Acquisition and restructuring costs	10	11	18	26	9	(10.0)	(65.4)
Amortization of other intangible assets	58	63	62	62	61	5.2	(1.6)
Other	222	199	221	254	243	9.5	(4.3)
Total expenses	2,332	2,111	2,116	2,330	2,327	(0.2)	(0.1)
Income before income tax expense	627	938	876	730	754	20.3	3.3
Income tax expense	108	175	162	33	150	38.9	nm
Net income	$519	$763	$714	$697	$604	16.4	(13.3)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q21	2Q21	3Q21	4Q21	1Q22	1Q22 vs. 1Q21	1Q22 vs. 4Q21
Adjustments to net income:
Dividends on preferred stock(1)	$(30)	$(34)	$(21)	$(34)	$(20)	(33.3)%	(41.2)%
Earnings allocated to participating securities	—	(1)	—	(1)	(1)	—	—
Net income available to common shareholders	$489	$728	$693	$662	$583	19.2	(11.9)
Per common share:
Basic earnings	$1.39	$2.11	$1.99	$1.81	$1.59	14.4	(12.2)
Diluted earnings	1.37	2.07	1.96	1.78	1.57	14.6	(11.8)
Average common shares outstanding (in thousands):
Basic	350,743	345,889	347,718	365,798	366,542	4.5	0.2
Diluted	355,690	351,582	353,494	371,685	372,037	4.6	0.1
Cash dividends declared per common share	$0.52	$0.52	$0.57	$0.57	$0.57	9.6	—
Closing price per share of common stock (as of quarter end)	84.01	82.28	84.72	93.00	87.12	3.7	(6.3)
Balance sheet averages for the quarter:
Investment securities	$107,809	$111,481	$113,635	$113,906	$119,286	10.6	4.7
Total assets	296,328	308,195	291,459	303,007	295,010	(0.4)	(2.6)
Total deposits	226,232	242,310	233,266	239,680	233,268	3.1	(2.7)

Ratios and other metrics:
Effective tax rate	17.2%	18.6%	18.5%	4.6%	19.9%	270	bps	1,530	bps
Return on average common equity	8.4	12.6	11.6	10.3	9.5	110		(80)
Return on tangible common equity(2)	13.4	17.3	17.3	15.7	14.7	130		(100)
Pre-tax margin	21.3	30.9	29.3	23.9	24.5	320		60
Pre-tax margin, excluding notable items(3)	22.6	29.7	29.9	28.1	24.8	220		(330)
Net interest margin, fully taxable-equivalent basis	0.75	0.71	0.76	0.73	0.80	5		7
Common equity tier 1 ratio(4)(5)	10.8	11.2	13.5	14.3	11.9	110		(240)
Tier 1 capital ratio(4)(5)	12.4	12.9	15.2	16.1	13.4	100		(270)
Total capital ratio(4)(5)	14.0	14.3	16.6	17.5	14.8	80		(270)
Tier 1 leverage ratio(4)	5.4	5.2	6.3	6.1	5.9	50		(20)
Supplementary leverage ratio(4)	7.2	6.7	7.5	7.4	6.7	(50)		(70)
Average securities on loan	$429,991	$457,604	$418,111	$412,403	$397,522	(7.6)%		(3.6)%
End-of-period securities on loan	451,913	437,094	417,142	400,940	412,162	(8.8)		2.8
Assets under custody and/or administration (in billions)	40,263	42,597	43,337	43,678	41,724	3.6		(4.5)
Assets under management (in billions)	3,591	3,897	3,862	4,138	4,022	12.0		(2.8)

(1) We redeemed an aggregate of $500 million, or 5,000 of the 7,500 outstanding shares of our non-cumulative perpetual preferred stock, Series F, for cash at a redemption price of $100,000 per share (equivalent to $1,000 per depositary share) plus all declared and unpaid dividends on March 15, 2021. The difference between the redemption value and the net carrying value of approximately $5 million resulted in an EPS impact of approximately ($.02) per share in the first quarter of 2021.

(2) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by average tangible common equity.
(3) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
(4) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Capital ratios as of March 31, 2022 are estimates.
(5) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of					% Change
(Dollars in millions, except per share amounts)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	1Q22 vs. 1Q21	1Q22 vs. 4Q21
Assets:
Cash and due from banks	$4,552	$4,619	$4,606	$3,631	$2,976	(34.6)%	(18.0)%
Interest-bearing deposits with banks	107,554	113,347	107,553	106,358	104,010	(3.3)	(2.2)
Securities purchased under resale agreements	5,238	3,997	2,847	3,012	803	(84.7)	(73.3)
Trading account assets	786	721	720	758	754	(4.1)	(0.5)
Investment securities:
Investment securities available-for-sale	60,512	67,497	70,279	73,399	74,348	22.9	1.3
Investment securities held-to-maturity purchased under money market liquidity facility(1)	201	—	—	—	—	(100.0)	—
Investment securities held-to-maturity(2)	46,261	45,182	43,346	42,430	45,203	(2.3)	6.5
Total investment securities	106,974	112,679	113,625	115,829	119,551	11.8	3.2
Loans	31,585	30,704	32,797	32,532	35,141	11.3	8.0
Allowance for loan losses(3)	118	100	95	87	86	(27.1)	(1.1)
Loans, net	31,467	30,604	32,702	32,445	35,055	11.4	8.0
Premises and equipment, net(4)	2,143	2,169	2,191	2,261	2,229	4.0	(1.4)
Accrued interest and fees receivable	3,302	3,358	3,407	3,278	3,446	4.4	5.1
Goodwill	7,629	7,629	7,650	7,621	7,582	(0.6)	(0.5)
Other intangible assets	2,007	1,933	1,887	1,816	1,744	(13.1)	(4.0)
Other assets	45,233	45,472	45,951	37,615	44,200	(2.3)	17.5
Total assets	$316,885	$326,528	$323,139	$314,624	$322,350	1.7	2.5
Liabilities:
Deposits:
Non-interest-bearing	$57,079	$61,742	$64,885	$56,461	$61,797	8.3	9.5
Interest-bearing - U.S.	108,372	111,291	108,909	102,985	104,962	(3.1)	1.9
Interest-bearing - Non-U.S.	79,442	90,936	85,579	95,589	84,284	6.1	(11.8)
Total deposits(5)	244,893	263,969	259,373	255,035	251,043	2.5	(1.6)
Securities sold under repurchase agreements	587	658	637	1,575	4,277	628.6	171.6
Short-term borrowings under money market liquidity facility	200	—	—	—	—	—	—
Other short-term borrowings	642	635	549	128	18	(97.2)	(85.9)
Accrued expenses and other liabilities	31,722	23,067	22,288	17,048	26,866	(15.3)	57.6
Long-term debt	13,836	13,032	12,978	13,475	13,922	0.6	3.3
Total liabilities	291,880	301,361	295,825	287,261	296,126	1.5	3.1
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	—	—
Series F, 2,500 shares issued and outstanding	247	247	247	247	247	—	—
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	—	—
Series H, 5,000 shares issued and outstanding	494	494	494	494	494	—	—
Common stock, $1 par, 750,000,000 shares authorized(6)(7)	504	504	504	504	504	—	—
Surplus	10,227	10,246	10,763	10,787	10,762	5.2	(0.2)
Retained earnings	23,751	24,300	24,785	25,238	25,612	7.8	1.5
Accumulated other comprehensive income (loss)	(418)	(422)	(682)	(1,133)	(2,698)	545.5	138.1
Treasury stock, at cost(8)	(11,035)	(11,437)	(10,032)	(10,009)	(9,932)	(10.0)	(0.8)
Total shareholders' equity	25,005	25,167	27,314	27,363	26,224	4.9	(4.2)
Total liabilities and equity	$316,885	$326,528	$323,139	$314,624	$322,350	1.7	2.5

(1) Fair value of Investment securities held-to-maturity purchased under money market liquidity facility	$201	$—	$—	$—	$—
(2) Fair value of investment securities held-to-maturity	46,752	45,685	43,728	42,271	42,834
(3) Total allowance for credit losses including off-balance sheet commitments	135	121	117	108	107
(4) Accumulated depreciation for premises and equipment	4,960	5,108	5,235	5,391	5,530
(5) Average total deposits	226,232	242,310	233,266	239,680	233,268
(6) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(7) Total common shares outstanding	348,032,982	343,503,114	365,629,173	365,982,820	367,114,788
(8) Treasury stock shares	155,846,660	160,376,528	138,250,469	137,896,822	136,764,854

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters										% Change
	1Q21		2Q21		3Q21		4Q21		1Q22		1Q22 vs. 1Q21	1Q22 vs. 4Q21
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$95,235	(0.04)%	$99,438	(0.02)%	$79,375	—%	$86,154	(0.01)%	$76,741	0.05%	(19.4)%	(10.9)%
Securities purchased under resale agreements(2)	4,568	0.88	3,958	0.28	4,061	0.65	4,191	0.69	3,150	1.31	(31.0)	(24.8)
Trading account assets	800	—	729	—	733	0.02	747	0.01	761	—	(4.9)	1.9
Investment securities:
Investment securities available-for-sale	59,191	0.95	66,225	0.88	69,621	0.86	71,134	0.83	75,226	0.83	27.1	5.8
Investment securities held-to-maturity	47,356	1.54	45,243	1.47	44,014	1.47	42,772	1.45	44,060	1.56	(7.0)	3.0
Investment securities held-to-maturity purchased under money market liquidity facility	1,262	1.35	13	1.28	—	—	—	—	—	—	(100.0)	—
Total investment securities	107,809	1.21	111,481	1.12	113,635	1.10	113,906	1.06	119,286	1.10	10.6	4.7
Loans(3)	28,025	2.05	29,471	2.14	32,035	2.08	34,425	2.00	34,407	2.03	22.8	(0.1)
Other interest-earning assets	18,296	0.10	20,939	0.07	24,662	0.08	25,418	0.07	23,767	0.08	29.9	(6.5)
Total interest-earning assets	254,733	0.76	266,016	0.71	254,501	0.76	264,841	0.73	258,112	0.82	1.3	(2.5)
Cash and due from banks	4,529		5,594		5,103		4,998		4,018		(11.3)	(19.6)
Other assets	37,066		36,585		31,855		33,168		32,880		(11.3)	(0.9)
Total assets	$296,328		$308,195		$291,459		$303,007		$295,010		(0.4)	(2.6)
Liabilities:
Interest-bearing deposits:
U.S.	$100,974	0.01%	$110,269	—%	$104,575	0.02%	$103,547	—%	$100,073	0.02%	(0.9)	(3.4)
Non-U.S.(4)	78,433	(0.37)	83,248	(0.32)	82,230	(0.33)	84,525	(0.31)	83,556	(0.32)	6.5	(1.1)
Total interest-bearing deposits(4)	179,407	(0.16)	193,517	(0.14)	186,805	(0.13)	188,072	(0.14)	183,629	(0.14)	2.4	(2.4)
Securities sold under repurchase agreements	1,017	0.05	477	(0.02)	332	—	847	(0.05)	2,279	(0.02)	124.1	169.1
Short-term borrowings under money market liquidity facility	1,264	1.21	13	1.25	—	—	—	—	—	—	(100.0)	—
Other short-term borrowings	764	0.14	893	0.27	837	0.17	659	0.28	872	—	14.1	32.3
Long-term debt	13,819	1.74	13,461	1.60	13,021	1.59	13,243	1.62	14,265	1.82	3.2	7.7
Other interest-bearing liabilities	4,848	0.73	5,682	0.80	5,461	0.78	5,943	0.71	2,881	1.50	(40.6)	(51.5)
Total interest-bearing liabilities	201,119	0.01	214,043	—	206,456	—	208,764	—	203,926	0.02	1.4	(2.3)
Non-interest bearing deposits	46,825		48,793		46,461		51,608		49,639		6.0	(3.8)
Other liabilities	22,423		20,131		12,775		15,266		14,678		(34.5)	(3.9)
Preferred shareholders' equity	2,378		1,976		1,976		1,976		1,976		(16.9)	—
Common shareholders' equity	23,583		23,252		23,791		25,393		24,791		5.1	(2.4)
Total liabilities and shareholders' equity	$296,328		$308,195		$291,459		$303,007		$295,010		(0.4)	(2.6)

Total deposits	$226,232		$242,310		$233,266		$239,680		$233,268		3.1	(2.7)

Excess of rate earned over rate paid		0.75%		0.71%		0.76%		0.73%		0.80%
Net interest margin		0.75%		0.71%		0.76%		0.73%		0.80%
Net interest income, fully taxable-equivalent basis		$471		$470		$490		$487		$512
Tax-equivalent adjustment		(4)		(3)		(3)		(3)		(3)
Net interest income, GAAP-basis(4)		$467		$467		$487		$484		$509

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $87 billion, $62 billion, $52 billion and $48 billion in the first, second, third and fourth quarters 2021, respectively, and approximately $55 billion in the first quarter of 2022. Excluding the impact of netting, the average interest rates would be approximately 0.04%, 0.02%, 0.05% and 0.06% in the first, second, third and fourth quarters of 2021, respectively, and approximately 0.07% in the first quarter of 2022.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses were approximately $27,904 million, $29,352 million, $31,935 million and $34,331 million in the first, second, third and fourth quarters of 2021 and approximately $34,320 million in the first quarter of 2022.

(4) Average rates includes the impact of FX swap expense of approximately ($21) million, ($16) million, ($16) million and ($14) million in the first, second, third and fourth quarters of 2021, respectively, and approximately ($13) million in the first quarter of 2022. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately (0.11)%, (0.10)%, (0.10)% and (0.11)% in the first, second, third and fourth quarters of 2021, respectively, and approximately (0.11)% in the first quarter of 2022.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Quarters
	1Q21		2Q21		3Q21		4Q21		1Q22
(Dollars in billions, or where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Available-for-sale investment securities:
Government & agency securities	$28.5	0.44%	$32.5	0.53%	$36.1	0.59%	$38.8	0.63%	$42.9	0.72%
Asset-backed securities	7.9	0.86	9.1	0.84	9.4	0.88	7.6	0.82	6.7	0.79
Student loans	0.3	0.94	0.3	1.19	0.2	1.18	0.2	1.25	0.2	1.43
Credit cards	0.1	0.88	0.1	0.87	0.1	0.86	0.1	0.87	0.1	0.93
Auto & equipment	1.1	0.03	1.3	(0.01)	1.3	0.03	1.2	(0.02)	1.0	(0.01)
Non-U.S. residential mortgage backed securities	2.0	0.80	2.1	0.77	2.1	0.74	2.1	0.79	2.1	0.78
Collateralized loan obligation	4.2	1.16	5.2	1.10	5.4	1.16	3.8	1.11	3.2	1.06
Other	0.2	(0.12)	0.1	(0.09)	0.3	(0.07)	0.2	(0.20)	0.1	(0.37)
Mortgage-backed securities	10.3	1.77	10.7	1.53	9.6	1.54	9.4	1.57	9.8	1.62
Agency MBS	10.3	1.77	10.7	1.53	9.6	1.54	9.4	1.57	9.8	1.62
Non-agency MBS	—	—	—	—	—	—	—	—	—	—
CMBS	3.8	0.78	5.6	0.53	6.5	0.50	8.0	0.43	9.2	0.40
Corporate bonds	5.4	1.33	5.3	1.29	5.0	1.27	4.3	1.29	3.9	1.02
Covered bonds	0.5	0.22	0.3	0.30	0.2	0.40	0.1	0.57	0.1	0.58
Municipal bonds	0.8	2.59	0.8	2.61	0.8	2.62	0.8	2.65	0.6	2.72
Clipper tax-exempt bonds	0.7	3.76	0.7	3.80	0.6	3.79	0.6	3.83	0.5	4.07
Other	1.3	0.93	1.2	0.94	1.4	0.93	1.5	0.92	1.6	0.86
Total available-for-sale portfolio	$59.2	0.95	$66.2	0.88	$69.6	0.86	$71.1	0.83	$75.3	0.83

	1Q21		2Q21		3Q21		4Q21		1Q22
(Dollars in billions, or where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Held-to-maturity investment securities:
Government & agency securities	$6.0	2.10%	$5.8	1.97%	$5.3	1.73%	$4.1	1.56%	$3.5	1.24%
Asset-backed securities	5.0	1.31	5.1	1.22	5.1	1.19	5.1	1.13	4.9	1.05
Student loans	4.7	1.11	4.8	1.05	4.9	1.03	5.0	0.96	4.9	1.05
Non-U.S. residential mortgage backed securities	0.3	4.56	0.3	4.14	0.2	4.52	0.1	8.31	—	—
Other	—	1.13	—	1.11	—	1.11	—	0.65	—	—
Mortgage-backed securities	31.3	1.51	29.5	1.38	28.7	1.40	28.7	1.43	30.6	1.67
Agency MBS	31.2	1.51	29.4	1.37	28.7	1.39	28.7	1.41	30.6	1.66
Non-agency MBS	0.1	4.21	0.1	4.44	—	4.93	—	5.38	—	12.22
CMBS	5.0	1.54	4.9	1.61	4.9	1.57	4.9	1.52	5.0	1.53
Held-to-maturity under money market liquidity facility	1.3	1.35	—	1.28	—	—	—	—	—	—
Total held-for-maturity portfolio	$48.6	1.54	$45.3	1.47	$44.0	1.47	$42.8	1.45	$44.0	1.56

Total investment securities	$107.8	1.21	$111.5	1.12	$113.6	1.10	$113.9	1.06	$119.3	1.10

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS (continued)

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Fair Value	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	50%	25%	18%	4%	2%	1%	—%	$41.7	56.0%	$(1,139)	94% / 6%
Asset-backed securities	—	92	8	—	—	—	—	7.0	9.4	(26)	0% / 100%
Student loans	—	17	83	—	—	—	—	0.2	2.7	1
Credit cards	—	100	—	—	—	—	—	0.1	1.3	—
Auto & equipment	—	76	24	—	—	—	—	1.0	13.7	(2)
Non-U.S. residential mortgage backed securities	—	93	6	—	—	1	—	2.3	32.3	(10)
Collateralized loan obligation	—	100	—	—	—	—	—	3.3	47.4	(15)
Other	—	85	15	—	—	—	—	0.1	2.6	—
Mortgage-backed securities	100	—	—	—	—	—	—	9.6	13.0	(425)	99% / 1%
Agency MBS	100	—	—	—	—	—	—	9.6	100.0	(425)
Non-agency MBS	—	—	—	—	—	—	—	—	—	—
CMBS	98	2	—	—	—	—	—	9.3	12.5	(39)	3% / 97%
Corporate bonds	—	—	13	41	46	—	—	3.8	5.1	(75)	93% / 7%
Covered bonds	—	100	—	—	—	—	—	0.1	0.1	(1)	100% / 0%
Municipal bonds	—	26	73	1	—	—	—	0.7	1.0	5	100% / 0%
Clipper tax-exempt bonds	—	11	61	18	10	—	—	0.5	0.7	—	0% / 100%
Other	—	1	41	43	15	—	—	1.6	2.2	(75)	96% / 4%
Total available-for-sale portfolio	53%	24%	13%	6%	4%	—%	—%	$74.3	100.0%	$(1,775)	74% / 26%

Fair Value	$39.7	$17.5	$9.9	$4.2	$2.7	$0.2	$0.1

	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Amortized Cost	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Held-to-maturity investment securities:
Government & agency securities	16%	34%	31%	—%	19%	—%	—%	$4.4	9.8%	$(25)	100% / 0%
Asset-backed securities	—	25	73	—	2	—	—	4.7	10.3	(31)	5% / 95%
Student loans	—	25	73	—	2	—	—	4.7	100.0	(31)
Non-U.S. residential mortgage backed securities	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—
Mortgage-backed securities	100	—	—	—	—	—	—	31.1	68.9	(1,846)	100% / 0%
Agency MBS	100	—	—	—	—	—	—	31.1	100.0	(1,866)
Non-agency MBS	—	—	12	—	19	22	47	—	—	20
CMBS	94	6	—	—	—	—	—	5.0	11.0	(383)	92% / 8%
Total held-for-maturity portfolio	81%	7%	10%	—%	2%	—%	—%	$45.2	100.0%	$(2,285)	89% / 11%

Amortized Cost	$36.5	$3.0	$4.8	$—	$0.9	$—	$—

Total investment securities								$119.5			80% / 20%

(1) At March 31, 2022, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized loss on securities available-for-sale of $1,294 million, after-tax unrealized loss on securities held-to-maturity of $1,733 million and after-tax unrealized gain primarily related to securities previously transferred from available-for-sale to held-to-maturity of $56 million.

(2) At March 31, 2022, fixed-to-floating rate securities had a book value of approximately $150 million or 0.12% of the total portfolio.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

			Investment Securities
(Dollars in billions)	Fair Value	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
Available-for-sale:
Canada	$4.4	AA	$3.1	$—	$0.1	$0.3	$—	$0.9
Australia	3.1	AAA	1.2	1.3	—	0.3	—	0.3
Germany	2.0	AAA	1.2	—	0.5	0.1	—	0.2
United Kingdom	1.9	AA	0.8	0.6	0.2	0.3	—	—
France	1.7	AA	0.5	—	0.8	0.2	0.1	0.1
Japan	1.3	A	1.3	—	—	—	—	—
Austria	1.2	AAA	1.2	—	—	—	—	—
Netherlands	0.9	AA	0.2	0.3	0.1	0.3	—	—
Italy	0.8	AA	0.6	0.1	0.1	—	—	—
Finland	0.8	A	0.7	—	0.1	—	—	—
Belgium	0.5	AA	0.5	—	—	—	—	—
Ireland	0.5	A	0.5	—	—	—	—	—
Hong Kong	0.4	AA	0.4	—	—	—	—	—
Spain	0.3	A	0.2	—	0.1	—	—	—
Other	8.6	AAA	8.3	—	—	0.3	—	—
Total Non-U.S. Investments(3)	$28.4		$20.7	$2.3	$2.0	$1.8	$0.1	$1.5
U.S. Investments	45.9
Total available-for-sale	$74.3
			Investment Securities
(Dollars in billions)	Amortized Cost	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
Held-to-maturity:
Spain	$0.9	A	$0.9	$—	$—	$—	$—	$—
France	0.5	AA	0.5	—	—	—	—	—
Belgium	0.2	AA	0.2	—	—	—	—	—
Singapore	0.2	AAA	0.2	—	—	—	—	—
Austria	0.2	AA	0.2	—	—	—	—	—
Netherlands	0.2	AAA	0.2	—	—	—	—	—
Germany	0.1	AA	0.1	—	—	—	—	—
Other	1.5	AAA	1.5	—	—	—	—	—
Total Non-U.S. Investments(3)	$3.8		$3.8	$—	$—	$—	$—	$—
U.S. Investments	41.4
Total held-for-maturity	$45.2

Total Investment Portfolio	$119.5

(1) Sovereign debt is reflected in the government / agency column.
(2) As of March 31, 2022, other non-U.S. investments include $7.7 billion supranational bonds in AFS securities and $1.4 billion supranational bonds in HTM securities.
(3) Country of collateral used except for corporates where country of issuer is used.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters					% Change
(Dollars in billions)	1Q21	2Q21	3Q21	4Q21	1Q22	1Q22 vs. 1Q21	1Q22 vs. 4Q21
Assets Under Custody and/or Administration(1)
By Product Classification:
Collective funds, including ETFs	$14,052	$15,048	$15,159	$15,722	$15,140	7.7%	(3.7)%
Mutual funds	10,439	10,873	11,505	11,575	10,825	3.7	(6.5)
Pension products	7,843	8,291	8,497	8,443	8,191	4.4	(3.0)
Insurance and other products	7,929	8,385	8,176	7,938	7,568	(4.6)	(4.7)
Total Assets Under Custody and/or Administration	$40,263	$42,597	$43,337	$43,678	$41,724	3.6	(4.5)
By Financial Instrument:
Equities	$22,825	$24,792	$25,350	$25,974	$25,249	10.6	(2.8)
Fixed-income	13,022	13,079	12,808	12,587	11,303	(13.2)	(10.2)
Short-term and other investments	4,416	4,726	5,179	5,117	5,172	17.1	1.1
Total Assets Under Custody and/or Administration	$40,263	$42,597	$43,337	$43,678	$41,724	3.6	(4.5)
By Geographic Location(2):
Americas	$29,530	$31,280	$31,934	$32,427	$31,027	5.1	(4.3)
Europe/Middle East/Africa	8,256	8,716	8,748	8,599	8,103	(1.9)	(5.8)
Asia/Pacific	2,477	2,601	2,655	2,652	2,594	4.7	(2.2)
Total Assets Under Custody and/or Administration	$40,263	$42,597	$43,337	$43,678	$41,724	3.6	(4.5)
Assets Under Custody(3)
By Product Classification:
Collective funds, including ETFs	$11,895	$12,785	$12,881	$13,448	$13,107	10.2	(2.5)
Mutual funds	8,811	9,188	9,369	9,491	8,833	0.2	(6.9)
Pension products	6,283	6,671	6,798	6,733	6,576	4.7	(2.3)
Insurance and other products	3,145	3,303	3,316	3,173	2,931	(6.8)	(7.6)
Total Assets Under Custody	$30,134	$31,947	$32,364	$32,845	$31,447	4.4	(4.3)
By Geographic Location(2):
Americas	$22,715	$24,015	$24,380	$24,864	$23,655	4.1	(4.9)
Europe/Middle East/Africa	5,564	5,957	5,994	5,988	5,786	4.0	(3.4)
Asia/Pacific	1,855	1,975	1,990	1,993	2,006	8.1	0.7
Total Assets Under Custody	$30,134	$31,947	$32,364	$32,845	$31,447	4.4	(4.3)

(1) Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month.
(2) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(3) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters					% Change
(Dollars in billions)	1Q21	2Q21	3Q21	4Q21	1Q22	1Q22 vs. 1Q21	1Q22 vs. 4Q21
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$84	$83	$79	$80	$67	(20.2)%	(16.3)%
Passive	2,198	2,378	2,361	2,594	2,463	12.1	(5.1)
Total Equity	2,282	2,461	2,440	2,674	2,530	10.9	(5.4)
Fixed-Income:
Active	91	100	101	103	98	7.7	(4.9)
Passive	463	510	509	520	503	8.6	(3.3)
Total Fixed-Income	554	610	610	623	601	8.5	(3.5)
Cash(1)	372	381	367	368	393	5.6	6.8
Multi-Asset-Class Solutions:
Active	34	35	35	34	33	(2.9)	(2.9)
Passive	155	172	174	188	196	26.5	4.3
Total Multi-Asset-Class Solutions	189	207	209	222	229	21.2	3.2
Alternative Investments(2):
Active	27	63	58	56	51	88.9	(8.9)
Passive	167	175	178	195	218	30.5	11.8
Total Alternative Investments	194	238	236	251	269	38.7	7.2
Total Assets Under Management	$3,591	$3,897	$3,862	$4,138	$4,022	12.0	(2.8)
By Geographic Location:
North America	$2,512	$2,749	$2,732	$2,931	$2,878	14.6	(1.8)
Europe/Middle East/Africa	530	570	558	592	593	11.9	0.2
Asia/Pacific	549	578	572	615	551	0.4	(10.4)
Total Assets Under Management	$3,591	$3,897	$3,862	$4,138	$4,022	12.0	(2.8)

(1) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments(2)	$69	$73	$69	$72	$84	21.7%	16.7%
Equity	777	844	849	970	940	21.0	(3.1)
Fixed-Income	122	128	131	135	134	9.8	(0.7)
Multi-Asset	—	1	1	1	1	nm	nm
Total Exchange-Traded Funds	$968	$1,046	$1,050	$1,178	$1,159	19.7	(1.6)

(1) Exchange-traded funds are a component of assets under management presented above.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INDUSTRY FLOW DATA BY ASSET CLASS

(Dollars in billions)	Quarters
	1Q21	2Q21	3Q21	4Q21	1Q22
North America - (US Domiciled) Morningstar Direct Market Data(1)(2)
Long Term Funds(3)	$165.2	$195.7	$149.8	$101.7	$(65.6)
Money Market	156.4	33.1	15.2	200.8	(133.7)
ETF	148.4	122.6	77.1	156.5	181.2
Total Flows	$470.0	$351.4	$242.1	$459.0	$(18.1)

EMEA-Morningstar Direct Market Data(1)(4)
Long Term Funds(3)	$237.0	$225.8	$192.1	$154.6	$76.1
Money Market	(91.0)	(9.8)	(4.3)	109.7	(70.6)
ETF	54.2	51.1	36.8	34.7	47.0
Total Flows	$200.2	$267.1	$224.6	$299.0	$52.5

(1) Source: Morningstar Direct. The data includes long-term mutual funds, ETF’s and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database.

(2) The first quarter of 2022 data for North America (US domiciled) includes Morningstar actuals for January and February 2022 and Morningstar estimates for March 2022.
(3) The long-term fund flows reported by Morningstar in North America are composed of US domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. The long-term funds flows reported by Morningstar direct in EMEA are composed of the European market flows mainly in Equities, Allocation and Fixed Incomes asset classes.

(4) The first quarter of 2022 data for Europe is on a rolling three month basis for December 2021 through February 2022, sourced by Morningstar.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
LINE OF BUSINESS INFORMATION

	Three Months Ended,
	Investment Servicing			% Change			Investment Management			% Change			Other(1)			% Change		Total			% Change
(Dollars in millions)	1Q21	4Q21	1Q22	1Q22 vs. 1Q21	1Q22 vs. 4Q21		1Q21	4Q21	1Q22	1Q22 vs. 1Q21	1Q22 vs. 4Q21		1Q21	4Q21	1Q22	1Q22 vs. 1Q21	1Q22 vs. 4Q21	1Q21	4Q21	1Q22	1Q22 vs. 1Q21	1Q22 vs. 4Q21
Servicing fees	$1,369	$1,377	$1,368	(0.1)%	(0.7)%		$—	$—	$—	—%	—%		$—	$—	$—	—%	—%	$1,369	$1,377	$1,368	(0.1)%	(0.7)%
Management fees	—	—	—	—	—		493	530	520	5.5	(1.9)		—	—	—	—	—	493	530	520	5.5	(1.9)
Foreign exchange trading services	333	280	342	2.7	22.1		13	20	17	30.8	(15.0)		—	—	—	—	—	346	300	359	3.8	19.7
Securities finance	95	98	93	(2.1)	(5.1)		4	4	3	(25.0)	(25.0)		—	—	—	—	—	99	102	96	(3.0)	(5.9)
Software and processing fees	160	187	201	25.6	7.5		—	—	—	nm	nm		—	—	—	—	—	160	187	201	25.6	7.5
Other fee revenue	14	14	46	nm	nm		2	1	(17)	nm	nm		—	—	—	—	—	16	15	29	81.3	93.3
Total fee revenue	1,971	1,956	2,050	4.0	4.8		512	555	523	2.1	(5.8)		—	—	—	—	—	2,483	2,511	2,573	3.6	2.5
Net interest income	473	487	509	7.6	4.5		(6)	(3)	—	nm	nm		—	—	—	—	—	467	484	509	9.0	5.2
Total other income	—	—	(1)	nm	nm		—	—	—	—	—		—	58	—	—	nm	—	58	(1)	nm	nm
Total revenue	2,444	2,443	2,558	4.7	4.7		506	552	523	3.4	(5.3)		—	58	—	—	nm	2,950	3,053	3,081	4.4	0.9
Provision for credit losses	(9)	(7)	—	nm	nm		—	—	—	—	—		—	—	—	—	—	(9)	(7)	—	nm	nm
Total expenses	1,879	1,793	1,925	2.4	7.4		397	363	389	(2.0)	7.2		56	174	13	nm	nm	2,332	2,330	2,327	(0.2)	(0.1)
Income before income tax expense	$574	$657	$633	10.3	(3.7)		$109	$189	$134	22.9	(29.1)		$(56)	$(116)	$(13)	nm	nm	$627	$730	$754	20.3	3.3
Pre-tax margin	23.5%	26.9%	24.7%	120	(220)	bps	21.5%	34.2%	25.6%	410	(860)	bps						21.3%	23.9%	24.5%	320	60	bps

(1) Represents costs incurred that are not allocated to a specific line of business, including certain severance and restructuring costs, employee costs, acquisition costs and certain provisions for legal contingencies.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters					% Change
(Dollars in millions)	1Q21	2Q21	3Q21	4Q21	1Q22	1Q22 vs. 1Q21	1Q22 vs. 4Q21
Allowance for credit losses:
Beginning balance	$148	$135	$121	$117	$108	(27.0)%	(7.7)%
Provision for credit losses (funded commitments)	—	(19)	(3)	(7)	—	—	nm
Provision for credit losses (unfunded commitments)	(7)	4	1	—	—	nm	—
Provision for credit losses (investment securities and all other)	(2)	—	—	—	—	nm	—
Total provision	(9)	(15)	(2)	(7)	—	nm	nm
Charge-offs	—	(1)	(1)	—	(1)	nm	nm
Other(1)	(4)	2	(1)	(2)	—	nm	nm
Ending balance(2)	$135	$121	$117	$108	$107	(20.7)	(0.9)

Allowance for credit losses:
Loans	$118	$100	$95	$87	$86	(27.1)	(1.1)
Investment securities	2	2	2	2	2	—	—
Unfunded (off-balance sheet) commitments	15	19	20	19	19	26.7	—
All other	—	—	—	—	—	—	—
Ending balance(2)	$135	$121	$117	$108	$107	(20.7)	(0.9)

(1) Consists primarily of FX translation.
(2) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

	Quarters					% Change
(Dollars in millions)	1Q21	2Q21	3Q21	4Q21	1Q22	1Q22 vs. 1Q21		1Q22 vs. 4Q21
Fee Revenue:
Total fee revenue, GAAP-basis	$2,483	$2,514	$2,504	$2,511	$2,573	3.6%		2.5%
Total fee revenue, excluding notable items	$2,483	$2,514	$2,504	$2,511	$2,573	3.6		2.5

Total Revenue:
Total revenue, GAAP-basis	$2,950	$3,034	$2,990	$3,053	$3,081	4.4%		0.9%
Less: total other income(1)	—	(53)	—	(58)	—	—		nm
Total revenue, excluding notable items	$2,950	$2,981	$2,990	$2,995	$3,081	4.4		2.9

Expenses:
Total expenses, GAAP-basis	$2,332	$2,111	$2,116	$2,330	$2,327	(0.2)%		(0.1)%
Less: Notable expense items:
Acquisition and restructuring costs(2)	(10)	(11)	(18)	(26)	(9)	(10.0)		(65.4)
Compensation and employee benefits	—	—	—	32	—	—		nm
Occupancy	—	—	—	(29)	—	—		nm
Repositioning (charges) / release	—	—	—	3	—	—		nm
Deferred incentive compensation expense acceleration(3)	—	—	—	(147)	—	—		nm
Legal and other	(29)	11	—	—	—	nm		—
Total expenses, excluding notable items	2,293	$2,111	$2,098	$2,160	$2,318	1.1		7.3
Seasonal expenses	(176)	—	—	—	(208)	18.2		nm
Total expenses, excluding notable items and seasonal expenses	$2,117	$2,111	$2,098	$2,160	$2,110	(0.3)		(2.3)

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,483	$2,514	$2,504	$2,511	$2,573	3.6%		2.5%
Total expenses, GAAP-basis	2,332	2,111	2,116	2,330	2,327	(0.2)		(0.1)
Fee operating leverage, GAAP-basis						380	bps	260	bps

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,483	$2,514	$2,504	$2,511	$2,573	3.6%		2.5%
Total expenses, excluding notable items (as reconciled above)	2,293	2,111	2,098	2,160	2,318	1.1		7.3
Fee operating leverage, excluding notable items						250	bps	(480)	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$2,950	$3,034	$2,990	$3,053	$3,081	4.4%		0.9%
Total expenses, GAAP-basis	2,332	2,111	2,116	2,330	2,327	(0.2)		(0.1)
Operating leverage, GAAP-basis						460	bps	100	bps

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$2,950	$2,981	$2,990	$2,995	$3,081	4.4%		2.9%
Total expenses, excluding notable items (as reconciled above)	2,293	2,111	2,098	2,160	2,318	1.1		7.3
Operating leverage, excluding notable items						330	bps	(440)	bps

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters					% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q21	2Q21	3Q21	4Q21	1Q22	1Q22 vs. 1Q21		1Q22 vs. 4Q21
Net Income :
Net Income GAAP-basis	$519	$763	$714	$697	$604	16.4%		(13.3)%
Less: Notable items
Total other income(1)	—	(53)	—	(58)	—
Acquisition and restructuring costs(2)	10	11	18	26	9
Repositioning charges / (release)	—	—	—	(3)	—
Deferred incentive compensation expense acceleration(3)	—	—	—	147	—
Legal and other	29	(11)	—	—	—
Tax impact of notable items	(10)	16	(5)	(29)	(2)
Net Income, excluding notable items	$548	$726	$727	$780	$611	11.5		(21.7)

Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis	$489	$728	$693	$662	$583	19.2%		(11.9)%
Less: Notable items
Total other income(1)	—	(53)	—	(58)	—
Acquisition and restructuring costs(2)	10	11	18	26	9
Repositioning charges / (release)	—	—	—	(3)	—
Deferred incentive compensation expense acceleration(3)	—	—	—	147	—
Legal and other	29	(11)	—	—	—
Preferred securities redemption(4)	5	—	—	—	—
Tax impact of notable items	(10)	16	(5)	(29)	(2)
Net Income Available to Common Shareholders, excluding notable items	$523	$691	$706	$745	$590	12.8		(20.8)

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$1.37	$2.07	$1.96	$1.78	$1.57	14.6%		(11.8)%
Less: Notable items
Total other income(1)	—	(0.10)	—	(0.11)	—
Acquisition and restructuring costs(2)	0.02	0.02	0.04	0.05	0.02
Repositioning charges / (release)	—	—	—	(0.01)	—
Deferred incentive compensation expense acceleration(3)	—	—	—	0.29	—
Legal and other	0.06	(0.02)	—	—	—
Preferred securities redemption(4)	0.02	—	—	—	—
Diluted earnings per share, excluding notable items	$1.47	$1.97	$2.00	$2.00	$1.59	8.2		(20.5)

Pre-tax Margin:
Pre-tax margin, GAAP-basis	21.3%	30.9%	29.3%	23.9%	24.5%	320	bps	60	bps
Less: Notable items
Total other income(1)	—	(1.2)	—	(1.4)	—
Acquisition and restructuring costs(2)	0.3	0.4	0.6	0.8	0.3
Repositioning charges	—	—	—	—	—
Deferred incentive compensation expense acceleration(3)	—	—	—	4.8	—
Legal and other	1.0	(0.4)	—	—	—
Pre-tax margin, excluding notable items	22.6%	29.7%	29.9%	28.1%	24.8%	220		(330)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters					% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q21	2Q21	3Q21	4Q21	1Q22	1Q22 vs. 1Q21		1Q22 vs. 4Q21
Return on Average Common Equity:
Return on average common equity, GAAP-basis	8.4%	12.6%	11.6%	10.3%	9.5%	110	bps	(80)	bps
Less: Notable items
Total other income(1)	—	(1.0)	—	(0.9)	—
Acquisition and restructuring costs(2)	0.2	0.2	0.3	0.4	0.2
Repositioning charges	—	—	—	—	—
Deferred incentive compensation expense acceleration(3)	—	—	—	2.3	—
Legal and other	0.5	(0.2)	—	—	—
Preferred securities redemption(4)	0.1	—	—	—	—
Tax impact of notable items	(0.2)	0.3	(0.1)	(0.5)	—
Return on average common equity, excluding notable items	9.0%	11.9%	11.8%	11.6%	9.7%	70		(190)

(1) Amount in 2021 consists of $58 million related to the sale of investment securities and $53 million gain on the sale of a majority share of our WMS business.
(2) Acquisition and restructuring costs of approximately $9 million in 1Q22, consisting of acquisition costs primarily related to BBH Investor Services.
(3) Amount in 2021 reflects $142 million related to the acceleration of expenses associated with certain cash settled deferred incentive compensation awards and $5 million related to employee benefits.

(4) We redeemed an aggregate of $500 million, or 5,000 of the 7,500 outstanding shares of our non-cumulative perpetual preferred stock, Series F, for cash at a redemption price of $100,000 per share (equivalent to $1,000 per depositary share) plus all declared and unpaid dividends on March 15, 2021.The difference between the redemption value and the net carrying value of approximately $5 million resulted in an EPS impact of approximately ($.02) per share in the first quarter of 2021.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2018(1)	2019	2020	2021
Total revenue:
Total revenue, GAAP-basis	$12,131	$11,756	$11,703	$12,027
Less: Total other income	—	(44)	—	(111)
Add: Legal and other	8	—	—	—
Total revenue, excluding notable items	12,139	11,712	11,703	11,916

Provision for credit losses	15	10	88	(33)
Total expenses:
Total expenses, GAAP-basis	9,015	9,034	8,716	8,889
Less:
Acquisition and restructuring costs	(24)	(77)	(50)	(65)
Deferred incentive compensation expense acceleration	—	—	—	(147)
Legal and other	(42)	(172)	9	(18)
Repositioning (charges) / release(1)	(324)	(110)	(133)	3
Total expenses, excluding notable items	8,625	8,675	8,542	8,662
Income before income tax expense, excluding notable items	$3,499	$3,027	$3,073	$3,287

Income before income tax expense, GAAP-basis	$3,101	$2,712	$2,899	$3,171

Pre-tax margin, excluding notable items	28.8%	25.8%	26.3%	27.6%
Pre-tax margin, GAAP-basis	25.6	23.1	24.8	26.4

(1) Includes charges in 2018 that were previously disclosed as "Business exit: Channel Islands".

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	1Q21	4Q21	1Q22	1Q22 vs. 1Q21	1Q22 vs. 4Q21	1Q22 vs. 1Q21	1Q22 vs. 4Q21	1Q22 vs. 1Q21	1Q22 vs. 4Q21
GAAP-Basis Results:
Fee revenue:
Back office servicing fees	$1,266	$1,272	$1,268	$(21)	$(4)	$1,289	$1,272	1.8%	—%
Middle office services	103	105	100	(1)	—	101	100	(1.9)	(4.8)
Servicing fees	1,369	1,377	1,368	(22)	(4)	1,390	1,372	1.5	(0.4)
Management fees	493	530	520	(5)	(2)	525	522	6.5	(1.5)
Foreign exchange trading services	346	300	359	—	—	359	359	3.8	19.7
Securities finance	99	102	96	—	—	96	96	(3.0)	(5.9)
Front office software and data	96	124	138	(1)	—	139	138	44.8	11.3
Lending related and other fees	64	63	63	—	—	63	63	(1.6)	—
Software and processing fees	160	187	201	(1)	—	202	201	26.3	7.5
Other fee revenue	16	15	29	—	—	29	29	81.3	93.3
Total fee revenue	2,483	2,511	2,573	(28)	(6)	2,601	2,579	4.8	2.7
Net interest income	467	484	509	1	1	508	508	8.8	5.0
Total other income	—	58	(1)	—	—	(1)	(1)	nm	nm
Total revenue	$2,950	$3,053	$3,081	$(27)	$(5)	$3,108	$3,086	5.4	1.1

Expenses:
Compensation and employee benefits	$1,242	$1,181	$1,232	$(15)	$(4)	$1,247	$1,236	0.4	4.7
Information systems and communications	421	436	423	(2)	(1)	425	424	1.0	(2.8)
Transaction processing services	270	238	264	(3)	(1)	267	265	(1.1)	11.3
Occupancy	109	133	95	(1)	—	96	95	(11.9)	(28.6)
Acquisition and restructuring costs	10	26	9	(1)	—	10	9	—	(65.4)
Amortization of other intangible assets	58	62	61	—	—	61	61	5.2	(1.6)
Other	222	254	243	(3)	(1)	246	244	10.8	(3.9)
Total expenses	$2,332	$2,330	$2,327	$(25)	$(7)	$2,352	$2,334	0.9	0.2

Total expenses, excluding notable items - Non-GAAP	$2,293	$2,160	$2,318	$(24)	$(7)	$2,342	$2,325	2.1	7.6

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The tangible common equity, or TCE, ratio is a capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated average common shareholders’ equity by average consolidated total assets, after reducing both amounts by average goodwill and average other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude average cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Average tangible common equity and adjusted average tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided within the Reconciliation of Tangible Common Equity Ratio within this package.
The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q21	2Q21	3Q21	4Q21	1Q22
Average consolidated total assets		$296,328	$308,195	$291,459	$303,007	$295,010
Less:
Average goodwill		7,662	7,652	7,621	7,628	7,599
Average other intangible assets		1,798	1,987	1,901	1,850	1,782
Average cash balances held at central banks in excess of required reserves		92,207	97,257	77,207	83,931	73,339
Plus related deferred tax liabilities		489	490	495	499	499
Average tangible assets	A	$195,150	$201,789	$205,225	$210,097	$212,789
Consolidated average common shareholders' equity		$23,583	$23,252	$23,791	$25,393	$24,791
Less:
Average goodwill		7,662	7,652	7,621	7,628	7,599
Average other intangible assets		1,798	1,987	1,901	1,850	1,782
Adjusted average equity		14,123	13,613	14,269	15,915	15,410
Plus related deferred tax liabilities		489	490	495	499	499
Average tangible common equity	B	$14,612	$14,103	$14,764	$16,414	$15,909
Average tangible common equity ratio	B/A	7.5%	7.0%	7.2%	7.8%	7.5%

GAAP-basis:
Net income available to common shareholders		$489	$728	$693	$662	$583
Return on tangible common equity - Non-GAAP		13.4%	17.3%	17.3%	15.7%	14.7%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

	Basel III Advanced Approaches(1)					Basel III Standardized Approach(2)
(Dollars in millions)	1Q21	2Q21	3Q21	4Q21	1Q22	1Q21	2Q21	3Q21	4Q21	1Q22
RATIOS:
Common equity tier 1 capital	11.9%	11.8%	13.8%	14.3%	13.1%	10.8%	11.2%	13.5%	14.3%	11.9%
Tier 1 capital	13.6	13.5	15.5	16.1	14.8	12.4	12.9	15.2	16.1	13.4
Total capital	15.2	14.8	16.9	17.5	16.2	14.0	14.3	16.6	17.6	14.8
Tier 1 leverage	5.4	5.2	6.3	6.1	5.9	5.4	5.2	6.3	6.1	5.9
Supplementary leverage ratio	7.2	6.7	7.5	7.4	6.7	7.2	6.7	7.5	7.4	6.7

Supporting Calculations:
Common equity tier 1 capital	$13,443	$13,691	$15,831	$15,947	$15,026	$13,443	$13,691	$15,831	$15,947	$15,026
Total risk-weighted assets	113,051	116,458	114,878	111,398	115,029	124,324	121,922	117,229	111,667	126,725
Common equity tier 1 risk-based capital ratio	11.9%	11.8%	13.8%	14.3%	13.1%	10.8%	11.2%	13.5%	14.3%	11.9%

Tier 1 capital	$15,419	$15,667	$17,807	$17,923	$17,002	$15,419	$15,667	$17,807	$17,923	$17,002
Total risk-weighted assets	113,051	116,458	114,878	111,398	115,029	124,324	121,922	117,229	111,667	126,725
Tier 1 risk-based capital ratio	13.6%	13.5%	15.5%	16.1%	14.8%	12.4%	12.9%	15.2%	16.1%	13.4%

Total capital	$17,220	$17,259	$19,397	$19,511	$18,588	$17,355	$17,379	$19,514	$19,619	$18,696
Total risk-weighted assets	113,051	116,458	114,878	111,398	115,029	124,324	121,922	117,229	111,667	126,725
Total risk-based capital ratio	15.2%	14.8%	16.9%	17.5%	16.2%	14.0%	14.3%	16.6%	17.6%	14.8%

Tier 1 capital	$15,419	$15,667	$17,807	$17,923	$17,002	$15,419	$15,667	$17,807	$17,923	$17,002
Leverage exposure(3)	285,480	298,682	281,952	293,567	285,788	285,480	298,682	281,952	293,567	285,788
Tier 1 leverage ratio	5.4%	5.2%	6.3%	6.1%	5.9%	5.4%	5.2%	6.3%	6.1%	5.9%

Tier 1 capital	$15,419	$15,667	$17,807	$17,923	$17,002	$15,419	$15,667	$17,807	$17,923	$17,002
On-and off-balance sheet leverage exposure	223,451	241,743	246,609	251,879	264,616	223,451	241,743	246,609	251,879	264,616
Less: regulatory deductions	(9,586)	(9,500)	(9,507)	(9,440)	(9,222)	(9,586)	(9,500)	(9,507)	(9,440)	(9,222)
Total leverage exposure for SLR	213,865	232,243	237,102	242,439	255,394	213,865	232,243	237,102	242,439	255,394
Supplementary leverage ratio(4)	7.2%	6.7%	7.5%	7.4%	6.7%	7.2%	6.7%	7.5%	7.4%	6.7%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule. Capital ratios as of March 31, 2022 are estimates.

(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule. Capital ratios as of March 31, 2022 are estimates.

(3) Leverage exposure is equal to average consolidated total assets less applicable Tier 1 capital deductions.
(4) We are subject to a minimum Supplementary Leverage Ratio or SLR of 3%, and as a U.S. G-SIB, we must maintain a 2% SLR buffer in order to avoid any limitations on distributions to shareholders and discretionary bonus payments to certain executives.